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                                                                   Exhibit 10.25






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                                 SPX CORPORATION


                          SUPPLEMENTAL RETIREMENT PLAN

                               FOR TOP MANAGEMENT

                    (As Amended and Restated January 1, 2002)


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                                TABLE OF CONTENTS
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                                                                          page

ARTICLE I   DEFINITIONS .................................................... 2
         1.1      Actuarial Equivalent ..................................... 2
         1.2      Affiliated Company or Affiliate .......................... 2
         1.3      Beneficiary .............................................. 2
         1.4      Board .................................................... 3
         1.5      Code ..................................................... 3
         1.6      Company .................................................. 3
         1.7      Committee or Compensation Committee ...................... 3
         1.8      Continuous Service ....................................... 3
         1.9      Early Retirement Date .................................... 4
         1.10     Employee ................................................. 4
         1.11     Final Average Pay ........................................ 4
         1.12     Normal Retirement Age .................................... 4
         1.13     Normal Retirement Date ................................... 4
         1.14     Participant .............................................. 4
         1.15     Plan ..................................................... 5
         1.16     SPX Qualified Plan ....................................... 5
         1.17     SPX Qualified Plan Benefit ............................... 5
         1.18     Supplemental IARP ........................................ 5
         1.19     Surviving Spouse ......................................... 5
         1.20     Top Management Retirement Benefit ........................ 5
         1.21     Vested ................................................... 5

ARTICLE II  ELIGIBILITY .................................................... 6
         2.1      Participation ............................................ 6
         2.2      Top Hat Requirements and Reduction in Status ............. 6
         2.3      Removal From Participation ............................... 6

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ARTICLE III  TOP MANAGEMENT RETIREMENT BENEFITS ............................  7
         3.1      Normal Retirement ........................................  7
         3.2      Early Retirement .........................................  7
         3.3      Alternate Benefit ........................................  8
         3.4      Form of Benefit ..........................................  8
         3.5      Commencement of Benefit ..................................  8
         3.6      Actuarial Equivalent .....................................  8
         3.7      Source of Benefit Payments ...............................  8

ARTICLE IV  TOP MANAGEMENT PRE RETIREMENT
            DEATH BENEFIT ..................................................  9
         4.1      Survivor Benefits ........................................  9

ARTICLE V  ADMINISTRATION OF THE PLAN ...................................... 11
         5.1      Administration by the Company ............................ 11
         5.2      General Power of Administration .......................... 11

ARTICLE VI  AMENDMENT OR TERMINATION ....................................... 12
         6.1      Amendment or Termination ................................. 12
         6.2      Effect of Amendment or Termination ....................... 12

ARTICLE VII  GENERAL PROVISIONS ............................................ 13
         7.1      Funding .................................................. 13
         7.2      General Conditions ....................................... 13
         7.3      No Guaranty of Benefits .................................. 13
         7.4      No Enlargement of Employee Rights ........................ 13
         7.5      Spendthrift Provision .................................... 13
         7.6      Applicable Law ........................................... 13
         7.7      Automatic Cashout ........................................ 14
         7.8      Incapacity of Recipient .................................. 14
         7.9      Corporate Successor ...................................... 14
         7.10     Unclaimed Benefit ........................................ 14
         7.11     Limitations on Liability ................................. 14

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                                                                           page

         7.12     Duties of Participants, Spouses of Participants,
                     Beneficiaries, and Surviving Spouses .................. 14

ARTICLE VIII  CHANGE-OF-CONTROL ............................................ 15
         8.1      Benefit Rights Under Change-of-Control ................... 15
         8.2      Definition of Change-of-Control .......................... 15
         8.3      Excess Parachute Payments by the Company ................. 15

ARTICLE IX  SPECIAL PROVISIONS ............................................. 19

APPENDIX A  Special Provisions for Peter M. Turner, Donald H. Johnson,
               and A. David Joseph (Group "A" Participants) ................ 21
APPENDIX B  Special Provisions for Budd Werner and Curt Atkisson
               ("Group B Participants") .................................... 22
APPENDIX C  Special Provisions for Dale Johnson ............................ 23
APPENDIX D  Special Provisions for David Reynolds .......................... 24
APPENDIX E  Special Provisions for John Tyson .............................. 25
APPENDIX F  Special Provisions for Fred Florjancic ......................... 26

TABLE A     Actuarial Factors .............................................. 27

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                                 SPX CORPORATION

                          SUPPLEMENTAL RETIREMENT PLAN
                               FOR TOP MANAGEMENT

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The SPX Corporation Supplemental Retirement Plan For Top Management (the "Plan")
was adopted effective October 22, 1985, amended from time to time thereafter and is now amended and restated, effective as of January 1, 2002. The Plan is established and maintained by SPX Corporation for the purpose of providing supplemental retirement income benefits to a limited number of top management employees largely responsible for enhancing the earnings and growth of SPX Corporation. Accordingly, SPX Corporation hereby adopts the Plan pursuant to the terms and provisions set forth below.

The provisions set forth in this Plan are applicable only to Employees in the employ of SPX Corporation on or after the effective date of such provisions. Employees who retired with benefits commencing prior to such date, or who became disabled or separated from the employ of SPX Corporation prior to that date, or an eligible beneficiary of such Employees, shall be eligible for the benefits, if any, under the Plan as it existed at the time of retirement, disability or separation; or as subsequently amended to specifically apply to such prior occurrences.

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                                    ARTICLE I
                                   DEFINITIONS
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     Wherever used herein the following terms shall have the meanings hereinafter set forth. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

     1.1 "Actuarial Equivalent" means a benefit having the same value as the benefit it replaces. Actuarial equivalency shall be determined on the basis of the following assumptions:

     (a) For purposes of converting a 100% joint and survivor annuity at Normal Retirement Age to a lump sum or a lump sum at any age to a 100% joint and survivor annuity at Normal Retirement Age or at any other time,
          (i) mortality shall be based upon the table prescribed in Code Section 417(e)(3)(A)(ii)(I), (ii) the ages of the Participant and the Participant's spouse shall be their actual ages and (iii) the assumed interest rate shall be the annual interest on 30-year Treasury securities, as published by the Board of Governors of the Federal Reserve System, for the November prior to the Plan Year during the which the distribution is made.

     (b) For purposes of converting a 100% joint and survivor annuity into a single life annuity, the factors set forth in Table A (attached hereto) shall be applied. If a Participant is not married, such application shall be based on the assumption that the Participant is married and that he and his spouse are the same age. If a Participant is married, such application shall be based on the actual ages of the Participant and the his spouse. For purposes of converting into any other optional annuity form of benefit available under the Plan, the 100% joint and survivor annuity shall first be converted into a single life annuity, as describe above, after which the actuarial factors set forth in Appendix A of the SPX Qualified Plan (as amended) shall be applied.

     1.2 "Affiliated Company" or "Affiliate" means any corporation, trade or business entity which is a member of a controlled group of corporations, trades or businesses, or an affiliated service group, of which the Company is also a member, as provided in Code Sections 414(b),(c),(m) or (o).

     1.3 "Beneficiary" means a Participant's Beneficiary under the SPX Qualified Plan, or any person or persons designated by a Participant to receive benefits payable in the event of the Participant's death before benefits under the Plan begin, or to receive the survivor benefits under any joint and survivor benefit option after benefits under the Plan begin. Any separate designation of a Beneficiary under this Plan shall not be effective for any purpose unless and until it has been filed by the Participant with the Committee on a form approved by the


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Committee. In the event that a Participant shall not have a Beneficiary, or if for any reason a Beneficiary designation shall be legally ineffective, or if such Beneficiary predeceases the Participant, then, for purposes of the Plan, payments shall be made to the first surviving class, and in equal shares if there are more than one in each class, of the following classes of preference beneficiaries: Participant's widow or widower, surviving children, surviving parents, surviving brothers or sisters, legal representative, provided that if no legal representative is duly appointed and qualified within six months of the date of death of a deceased Participant, then payment shall be made to such persons as, at the date of the Participant's death, would be entitled to share in the distribution of such deceased Participant's estate under the provisions of the statute governing the descent of intestate property, then in force and effect in the state of Participant's residence. A Participant may, from time to time, on a form approved by and filed with the Committee, change the Beneficiary, provided that once benefit payments have commenced to be paid to a Participant, his designation of a Beneficiary may only be changed for the period certain and life benefit as described at Section 6.8, Option 5 of the SPX Qualified Plan. If payments under a period certain and life benefit have commenced to a Participant's designated Beneficiary and the Beneficiary dies before all payments under such form of payment have been made, any remaining payments shall be made to the Beneficiary's estate.

     A Participant's spouse shall no longer be eligible for the Top Management Retirement Benefit provided in Section 4.1(a) on the date of entry of a judgment of divorce from that spouse, provided that a Participant may designate a former spouse as his Beneficiary in a written designation filed with the Committee after the date of entry of the judgment of divorce and before his death.

     1.4 "Board" means the Board of Directors of the Company.

     1.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

     1.6 "Committee" or "Compensation Committee" means the Compensation Committee of the Board of Directors of SPX Corporation.

     1.7 "Company" means (a) SPX Corporation, a Delaware corporation, (b) any Affiliated Company or Affiliate provided that such Affiliated Company or Affiliate shall, subsequent to December 31, 1999, have been included in the definition of Company only to the extent so designated by the officer of SPX Corporation responsible for compensation and benefits, or (c), to the extent provided in Section 7.9 below, any successor corporation or other entity resulting from a reorganization, merger or consolidation into or with the Company, or a transfer or sale of substantially all of the assets of the Company.

     1.8 "Continuous Service" for purposes of this Plan and effective as of January 1, 2002, shall be equal to a Participant's Continuous Service as shown on the records of the SPX Qualified Plan. For purposes of this Plan only, in the event a Participant was employed by a


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business entity acquired by the Company, his Continuous Service Commencement
Date (as that term is defined in the SPX Qualified Plan) shall be the closing date of such acquisition.

For the application and calculation of Continuous Service or Credited Service (as that term is defined in the SPX Qualified Plan) for the period prior to January, 1, 2002, the definitions of Continuous Service and Credited Service in effect immediately prior to January 1, 2002, shall be used.

     1.9 "Early Retirement Date" means the first day of the month coinciding with or next following the date on which a Participant or former Participant meets all of the following requirements:

     o terminated employment with the Company, prior to attaining Normal Retirement Age;

     o    after such Participant is Vested under this Plan; and

     o when the Participant has attained at least age 55, regardless of whether he or she attained such age prior to his termination of employment.

     1.10 "Employee" means an employee of the Company or of an Affiliated Company who is a participant under the SPX Qualified Plan (or any successor or replacement to the SPX Qualified Plan).

     1.11 "Final Average Pay" shall mean the average monthly pay in the Participant's highest paid three calendar years out of his last ten calendar years of Company employment, but with the following modifications:

     (a) In a Participant's last calendar year of Company employment, Final Average Pay will be based on the full year, by annualizing the Participant's last rate of pay for that year, and including the bonus paid to the Participant during that year.

     (b) Those items excluded from Compensation under the SPX Qualified Plan (including the payment of the "bank" portion of a Participant's SPX Corporation Executive EVA Incentive Compensation Plan account as a result of termination of employment or Change of Control) shall also be excluded from Final Average Pay.

     (c) For purposes of this Plan, Final Average Pay shall be determined, regardless of the limit (if any) provided by Code Section 401(a)(17) or any other statutorily imposed limit.

     1.12 "Normal Retirement Age" shall mean the Participant's age sixty-five
(65).


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     1.13 "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which a Participant terminates employment with the Company on or after attainment of his Normal Retirement Age.

     1.14 "Participant" means an Employee who is eligible to participate in this Plan pursuant to Article II hereof.

     1.15 "Plan" means this SPX Corporation Supplemental Retirement Plan For Top Management.

     1.16 "SPX Qualified Plan" means the SPX Corporation Individual Account Retirement Plan (formerly known as Pension Plan No. 3) and each predecessor, successor or replacement to the said SPX Qualified Plan.

     1.17 "SPX Qualified Plan Benefit" means the aggregate benefit payable to and in respect of a Participant pursuant to the SPX Qualified Plan and any other tax-qualified (within the meaning of Code Section 401(a)) defined benefit pension plans (within the meaning of Code Section 414(j)) maintained by the Company and its Affiliates by reason of his termination of employment with the Company and all Affiliates. If benefits are paid under this Plan in a different form than the SPX Qualified Plan Benefit, the SPX Qualified Plan Benefit shall be determined as an Actuarial Equivalent benefit in the same form. SPX Qualified Plan Benefits paid prior to payment under this Plan shall (i) in the event of lump sum payments, be increased by the actual interest credits provided to SPX Qualified Plan participants between the date of payment under the SPX Qualified Plan and the date of payment under this Plan, and (ii) in the event of monthly annuity payments, such payments shall be redetermined as if paid by the SPX Qualified Plan on Normal Retirement Date or Early Retirement Date under this Plan. This redetermination shall include actual interest credits provided to SPX Qualified Plan participants between the date of payment under the SPX Qualified Plan and the date of payment under this Plan.

     1.18 "Supplemental IARP" shall mean the SPX Corporation Supplemental Individual Account Retirement Plan.

     1.19 "Surviving Spouse" means the person who is married to a Participant at the date of his death.

     1.20 "Top Management Retirement Benefit" means the benefit payable to a Participant, a Surviving Spouse or a Beneficiary pursuant to the terms of this Plan.

     1.21 "Vested" A Participant shall be Vested in his benefits under this Plan if he has 5 years of Continuous Service under the SPX Qualified Plan.


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                                   ARTICLE II
                                   ELIGIBILITY
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     2.1 Participation. An Employee shall become a Participant hereunder upon designation as such by the Compensation Committee. Such designation shall be made in writing and filed with the records of the Plan. The Compensation Committee shall promptly notify those employees selected as Participants hereunder of their participation and anticipated benefits. If a Participant described in the preceding sentence dies prior to commencement of payment of a Normal or Early Retirement Benefit hereunder, a Top Management Retirement Benefit shall be paid, as provided in Article IV.

     2.2 Top Hat Requirements and Reduction in Status. No Employee shall be designated as a Participant hereunder unless the employee qualifies for inclusion in a "select group of management or highly compensated employees" as defined in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event a Participant's compensation or level of responsibility is reduced so that such Participant no longer qualifies for inclusion in a "select group of management or highly compensated employees," the individual shall cease to be a Participant. A Vested Participant shall not forfeit benefits accrued to the date he ceases to be a Participant, while a non-Vested Participant shall forfeit all rights to benefits under the Plan.

     2.3 Removal From Participation. Except in the event of a Change-of-Control (as defined in Article VIII), the Compensation Committee may reexamine a non-Vested Participant's eligibility and make a new determination as to whether he shall be entitled to continue as a Participant hereunder. If an Employee is removed from Participation pursuant to this Section 2.3, he and his Surviving Spouse or Beneficiary shall forfeit all rights to benefits under this Plan, and shall again be eligible for a benefit (if any) under the Supplemental IARP. The Compensation Committee shall not be entitled to remove any Vested Participant from Participation, except as described in Section 2.2 above or in the event of the termination of the Plan as to all Participants, in which case the Participant's Vested accrued benefits shall not be forfeitable.


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                                   ARTICLE III
                       TOP MANAGEMENT RETIREMENT BENEFITS
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     3.1 Normal Retirement. The Top Management Retirement Benefit payable to an eligible Participant on his Normal Retirement Date, shall be a monthly amount in the form of a 100% joint and survivor annuity equal to the remainder of (a) minus (b), as described below:

     (a) 60% of Final Average Pay multiplied by a ratio, the numerator of which is the Participant's Continuous Service (not to exceed 15) and the denominator of which is 15; minus

     (b) the Participant's SPX Qualified Plan Benefit determined as of the Participant's Normal Retirement Date without regard to when such benefit is actually paid.

     3.2 Early Retirement. The Top Management Retirement Benefit payable to an eligible Participant on his Early Retirement Date, shall be a monthly amount equal to the Top Management Retirement Benefit to which he would be entitled at his Normal Retirement Date pursuant to Section 3.1 above, with the following adjustments:

     (a) Amount If Early Retirement Is Within Five Years of Normal Retirement Age. The monthly amount of Early Retirement Benefit payable hereunder to a Participant whose Early Retirement Date is within five (5) years of his Normal Retirement Age shall be an amount computed in the same manner as a benefit under Section 3.1 (without regard to Section 3.1(b) above) based on his Final Average Pay and Continuous Service as of his Early Retirement Date.

     (b) Amount If Early Retirement Is More Than Five Years From Normal Retirement Age. The monthly amount of the Early Retirement Benefit payable hereunder to a Participant whose Early Retirement Date is more than five years prior to his Normal Retirement Age shall be computed in the same manner as a benefit under Section 3.1 above (without regard to Section 3.1(b)), based on his Final Average Pay and Continuous Service as of his Early Retirement Date, but such amount shall be reduced by one-twelfth (1/12) of 3% for each complete calendar month by which his first Early Retirement Benefit payment precedes his age 60.

     (c) Reductions for Other Plans. The benefit so determined shall be reduced by the SPX Qualified Plan Benefit, or the Actuarial Equivalent thereof, if such benefit could not have been paid at such date.

     3.3 Participation in Supplemental IARP. In addition to reducing a Participant's benefit under the Plan by his SPX Qualified Plan Benefit, such Plan benefit shall also be reduced by his benefit under the Supplemental IARP, if any. In the event


                                       -7-

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his benefit under the Supplemental IARP is higher than his benefit under the
Plan, he shall receive no benefits from this Plan.

     3.4 Form of Benefit. A Participant may elect to have his Top Management Retirement Benefit payable in any optional form in which the benefit from the SPX Qualified Plan is payable to the Participant (including a lump sum payment). A Participant must make a separate election for this Plan, which need not be the same as the Participant's election under the SPX Qualified Plan. However, any option other than the automatic form of benefit under the SPX Qualified Plan must have been elected at least one year prior to a Participant's Normal or Early Retirement Date. Failure to elect a different option will result in payment in the automatic form of benefit under the SPX Qualified Plan.

     3.5 Commencement of Benefit. Payment of the Top Management Retirement Benefit to a Participant will commence no sooner than a date chosen by a Participant when the Participant has both terminated employment and attained at least age 55, even if the Participant has chosen to begin his SPX Qualified Plan Benefit at an earlier date.

     3.6 Actuarial Equivalent. A Top Management Retirement Benefit which is payable in any other form or which commences at any time other than the Participant's Normal Retirement Date, shall be the Actuarial Equivalent of the Top Management Retirement Benefit set forth in Section 3.1 above.

     3.7 Source of Benefit Payments. Any Top Management Retirement Benefit payable to a Participant, a Surviving Spouse or a Beneficiary shall be paid by the Company or from any trust created to provide such benefits.


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                                   ARTICLE IV
                   TOP MANAGEMENT PRE-RETIREMENT DEATH BENEFIT
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     4.1 Survivor Benefits. If a Vested Participant dies before his Top
Management Retirement Benefit has commenced to be paid to him, the Surviving Spouse or Beneficiary, as shall be applicable, shall receive a Top Management Retirement Benefit as described below:

     (a) Surviving Spouse. If the Participant was married at the time of death, the Surviving Spouse may elect (unless the Surviving Spouse has elected to waive this benefit and receive a payment made from the Supplemental IARP instead) (i) a single life annuity for the Surviving Spouse's life which is 100% of the Actuarial Equivalent of the Participant's Top Management Retirement Benefit, payable as of the first day of the month following the date the Participant would have attained age 55, or (ii) an Actuarial Equivalent lump sum of the Participant's Top Management Retirement Benefit payable to the Surviving Spouse as of the first day of the month following the date of the Participant's death If the Surviving Spouse dies after the Participant but before the Top Management Retirement Benefit is paid or commenced to be paid to the Surviving Spouse, the Actuarial Equivalent shall be paid in a lump sum to the legal representative of such deceased Surviving Spouse; or if there shall be no such legal representative duly appointed and qualified within six months of the date of death of such deceased Surviving Spouse, then to such person as, at the date of the Surviving Spouse's death, would be entitled to share in the distribution of such deceased Surviving Spouse's personal estate under the provisions of the statute governing the descent of intestate property then in force and effect in the state of the deceased Surviving Spouse's residence.

     (b) Other Beneficiary. If the Participant dies before his Top Management Retirement Benefit becomes payable and (1) the Participant was not married at the date of death or (2) the Participant is married but his spouse has consented to the Beneficiary designation under paragraph
          (c) below, an amount equal to the Actuarial Equivalent of the Participant's Top Management Retirement Benefit shall be paid to the Participant's designated Beneficiary as of the first day of the month following the date of the Participant's death.

     (c) Consent to Designation of Beneficiary. A married Participant may elect at any time to designate a non-spouse Beneficiary or to revoke any such election at any time. An election by a Participant to designate a non-spouse Beneficiary shall not take effect unless the Participant's spouse consents in writing to such election, such consent acknowledges the effect of such an election and the consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, the spouse cannot be located or due to other circumstances. The consent by a spouse shall be irrevocable and shall be effective only with respect to that spouse.

     (d) Supplemental Individual Account Retirement Plan Benefit. A spouse (or other Beneficiary, if one has been designated by the Participant) eligible for a Top Management Retirement Benefit shall receive instead a benefit under the Supplemental IARP, in accordance with the terms of that plan if that benefit is higher.


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                                    ARTICLE V
                           ADMINISTRATION OF THE PLAN
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     5.1 Administration by the Company. The Company, acting under the supervision of the Compensation Committee of its Board of Directors, shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

     5.2 General Powers of Administration. All provisions set forth in the SPX Qualified Plan with respect to the administrative powers and duties of the Company and procedures for filing claims shall also be applicable with respect to the Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.


                                       -11-

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                                   ARTICLE VI
                            AMENDMENT OR TERMINATION
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     6.1 Amendment or Termination. The Company reserves the right, subject to
Article VIII, to amend or terminate the Plan at any time. Any such amendment or termination shall be made pursuant to a resolution of the Board and shall be effective as of the date of such resolution or as specified therein.

     6.2 Effect of Amendment or Termination. No amendment or termination of the Plan shall directly or indirectly deprive any current or former Participant, Surviving Spouse, or Beneficiary of all or any portion of any Top Management Retirement Benefit or amount due to a Beneficiary, the payment of which has commenced prior to the effective date of such amendment or termination, or which is Vested at the time of such amendment or termination of the Plan. The Compensation Committee may remove an Employee from Participation as provided in
Section 2.2 and Section 2.3.


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                                   ARTICLE VII
                               GENERAL PROVISIONS
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     7.1 Funding. The Plan at all times shall be entirely unfunded within the meaning of ERISA and the Code and the Company shall not be required at any time to segregate any assets of the Company for payment of any benefits hereunder. No Participant, Surviving Spouse, Beneficiary, or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant, Surviving Spouse, Beneficiary, or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

     7.2 General Conditions. Except as otherwise expressly provided herein, all terms and conditions of the SPX Qualified Plan or such other plan applicable to a SPX Qualified Plan Benefit shall also be applicable to a Top Management Retirement Benefit. Any SPX Qualified Plan Benefit shall be paid solely in accordance with the terms and conditions of the SPX Qualified Plan or such other plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the SPX Qualified Plan or such other plan.

     7.3 No Guaranty of Benefits. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

     7.4 No Enlargement of Employee Rights. No Participant, Surviving Spouse, or Beneficiary shall have any right to a benefit under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of the Company.

     7.5 Spendthrift Provision. No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     7.6 Applicable Law. The Plan shall be construed and administered under the laws of the State of North Carolina, except as preempted by ERISA.

     7.7 Automatic Cashout. Notwithstanding anything in the Plan to the contrary, if at the time any Top Management Retirement Benefit begins the Actuarial Equivalent lump sum is less than $100,000, the Company shall pay the actuarial value of such benefit to the Participant,

Surviving Spouse or Beneficiary in a single lump sum in lieu of any further benefit payments hereunder.

     7.8 Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be deemed to be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

     7.9 Corporate Successor. The Plan shall not be automatically terminated by a transfer or sale of assets of the Company or by the reorganization, merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such transfer, sale, reorganization, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan, except as set forth in Article
VIII. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of
Section 6.2.

     7.10 Unclaimed Benefit. Each Participant shall keep the Company informed of his current address and the current address of his spouse. The Company shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three (3) years after the date on which payment of the Participant's Top Management Retirement Benefit may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any Surviving Spouse or Beneficiary of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant, Surviving Spouse, Beneficiary or any other person and such benefit shall be irrevocably forfeited.

     7.11 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, Surviving Spouse, Beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

     7.12 Duties of Participants, Spouses of Participants, Beneficiaries, and Surviving Spouses. The Participant and the spouse or Surviving Spouse of a Participant or Beneficiary shall, as a condition of receiving benefits under this Plan, be obligated to provide the Compensation Committee with such information as the Compensation Committee shall require in order to calculate benefits under this Plan.

--------------------------------------------------------------------------------
                                  ARTICLE VIII
                                CHANGE-OF-CONTROL
--------------------------------------------------------------------------------

     8.1 Benefit Rights Upon Change-of-Control.

     (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change-of-Control, all Participants shall immediately become Vested in their accrued benefits under this Plan, and the Company or any successor shall be prohibited from amending or terminating the Plan in any manner so as to deprive, directly or indirectly, any current or former Participant, Surviving Spouse, or Beneficiary of all or any portion of any Top Management Retirement Benefit which has commenced prior to the effective date of such amendment or termination, or which would be payable if the Participant's employment terminated for any reason, including death, on such effective date.

     (b) (i) Each Participant whose employment terminates, or (ii) in the event that the Plan is terminated following a Change-of-Control, each current or former Participant, Surviving Spouse, or Beneficiary shall be paid immediately a lump sum amount. This amount shall be the Actuarial Equivalent of any benefit the payment of which has commenced prior to the effective date of any such termination, or which would be payable upon any termination pursuant to a severance agreement or which would be payable if the Participant's employment terminated on the effective date of any Plan termination. Provided, however, that upon termination of employment with the Company, such Participant's benefit rights under the Plan shall be determined only after taking into account the effect of any severance agreement between the Company and the Participant (as such severance agreement may provide additional terms and conditions with respect to such benefit rights under the Plan).

     8.2 Definition of Change-of-Control. For purposes of this Plan, a "Change of Control" shall have the same meaning as set forth in the SPX Corporation Executive EVA Incentive Compensation Plan.

     8.3 Excess Parachute Payments by the Company.

     (a) Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of a Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, but determined without regard to any additional payments required under this Section 8.3 (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or if any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter collectively referred to as the "Excise Tax"), then the Participant shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by the Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

     (b) Subject to the provisions of paragraph (c) below, all determinations required to be made under this Section 8.3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the accounting firm which is then serving as the auditors for the Company (the "Accounting Firm"), which shall provide detailed supporting calculations to both the Company and the Participant within fifteen (15) business days of the receipt of notice from the Participant that there has been a Payment, or such earlier time as is required by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Participant shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payments, as determined pursuant to this Section 8.3 shall be paid by the Company to the Participant within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Participant, it shall furnish the Participant with a written opinion that failure to report the Excise Tax on the Participant's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any good faith determination by the Accounting Firm shall be binding upon the Company and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) below, and the Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant. Further, such Underpayment shall include all interest and penalties assessed to the Participant for the failure to report and pay the Excise Tax on Participant's income tax return and shall place Participant in a position as if such Underpayment and associated Excise Tax were properly reported and paid.

     (c) The Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than fifteen (15) business days after the Participant is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Participant shall not pay such claim prior to the expiration of the thirty
(30)-day period following the date on which Participant gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, the Participant shall:

           (i) Give the Company any information reasonably requested by the Company relating to such claim,

          (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (iii) Cooperate with the Company in good faith in order to effectively contest such claim, and

          (iv) Permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provision of this paragraph (c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; and the Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant on an interest-free basis and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Participant of an amount advanced by the Company pursuant to paragraph (c) above, the Participant becomes entitled to receive any refund with respect to such claim, the Participant shall (subject to the Company's complying with the requirements of said paragraph (c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon, after taxes applicable thereto). If, after the receipt by the Participant of an amount advanced by the Company pursuant to said paragraph (c), a determination is made that the Participant shall not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid; and the amount of such advance shall offset, to the extent thereof, the amount of the Gross-Up Payment required to be paid.

--------------------------------------------------------------------------------
                                   ARTICLE IX
                               SPECIAL PROVISIONS
--------------------------------------------------------------------------------

     The Company may determine to provide special benefits for any Participant as set forth in separate documents which may be appended hereto. To the extent that the Company has so determined, the Participant shall be entitled to the benefits provided in such documents, and to the extent that there is any inconsistency between this Plan and such document, such other document will govern.

     IN WITNESS WHEREOF, the Company has adopted this amended and restated SPX Corporation Supplemental Retirement Plan for Top Management effective as of January 1, 2002.

                                        SPX CORPORATION

                                        By: __________________________________

                                        Its: _________________________________

                                     TABLE A

                                Actuarial Factors
                                -----------------

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             20          21          22          23          24          25         26          27          28          29
    20            1.0486      1.0469      1.0451      1.0434      1.0417      1.0400     1.0383      1.0367      1.0351      1.0336
    21            1.0524      1.0506      1.0487      1.0469      1.0451      1.0433     1.0415      1.0398      1.0381      1.0364
    22            1.0565      1.0546      1.0526      1.0507      1.0487      1.0468     1.0450      1.0431      1.0413      1.0395
    23            1.0609      1.0589      1.0568      1.0547      1.0527      1.0507     1.0487      1.0467      1.0448      1.0429
    24            1.0656      1.0635      1.0613      1.0591      1.0570      1.0548     1.0527      1.0506      1.0486      1.0465
    25            1.0707      1.0684      1.0661      1.0639      1.0616      1.0593     1.0571      1.0549      1.0527      1.0505
    26            1.0761      1.0737      1.0713      1.0689      1.0665      1.0642     1.0618      1.0594      1.0571      1.0548
    27            1.0819      1.0794      1.0769      1.0744      1.0719      1.0694     1.0668      1.0644      1.0619      1.0594
    28            1.0880      1.0855      1.0828      1.0802      1.0776      1.0749     1.0723      1.0697      1.0670      1.0644
    29            1.0946      1.0919      1.0892      1.0865      1.0837      1.0809     1.0782      1.0754      1.0726      1.0699
    30            1.1017      1.0989      1.0960      1.0932      1.0903      1.0874     1.0845      1.0816      1.0786      1.0757
    31            1.1092      1.1063      1.1033      1.1003      1.0973      1.0943     1.0912      1.0882      1.0851      1.0820
    32            1.1172      1.1142      1.1111      1.1080      1.1049      1.1017     1.0985      1.0953      1.0921      1.0888
    33            1.1257      1.1226      1.1194      1.1162      1.1129      1.1096     1.1063      1.1029      1.0995      1.0961
    34            1.1347      1.1315      1.1283      1.1249      1.1215      1.1181     1.1146      1.1111      1.1076      1.1040
    35            1.1444      1.1411      1.1377      1.1342      1.1307      1.1272     1.1235      1.1199      1.1162      1.1125
    36            1.1547      1.1513      1.1478      1.1442      1.1406      1.1369     1.1331      1.1293      1.1254      1.1215
    37            1.1656      1.1621      1.1585      1.1548      1.1510      1.1472     1.1433      1.1393      1.1353      1.1312
    38            1.1773      1.1737      1.1699      1.1661      1.1622      1.1583     1.1542      1.1501      1.1459      1.1417
    39            1.1897      1.1860      1.1821      1.1782      1.1742      1.1701     1.1659      1.1616      1.1572      1.1528
    40            1.2029      1.1991      1.1951      1.1911      1.1869      1.1827     1.1783      1.1739      1.1694      1.1648
    41            1.2170      1.2130      1.2090      1.2048      1.2005      1.1961     1.1916      1.1871      1.1824      1.1776
    42            1.2320      1.2279      1.2237      1.2194      1.2150      1.2105     1.2059      1.2011      1.1963      1.1913
    43            1.2478      1.2437      1.2394      1.2350      1.2304      1.2257     1.2210      1.2161      1.2110      1.2059
    44            1.2647      1.2604      1.2560      1.2514      1.2467      1.2419     1.2370      1.2319      1.2267      1.2214
    45            1.2825      1.2781      1.2735      1.2689      1.2640      1.2591     1.2540      1.2488      1.2434      1.2379
    46            1.3012      1.2967      1.2921      1.2873      1.2823      1.2772     1.2720      1.2666      1.2611      1.2554
    47            1.3211      1.3165      1.3117      1.3067      1.3016      1.2964     1.2910      1.2854      1.2797      1.2739
    48            1.3420      1.3373      1.3324      1.3273      1.3221      1.3167     1.3111      1.3054      1.2995      1.2934
    49            1.3641      1.3593      1.3542      1.3490      1.3436      1.3381     1.3324      1.3265      1.3204      1.3141
    50            1.3875      1.3825      1.3773      1.3720      1.3664      1.3607     1.3548      1.3488      1.3425      1.3360
    51            1.4122      1.4070      1.4017      1.3962      1.3905      1.3847     1.3786      1.3724      1.3659      1.3593
    52            1.4383      1.4330      1.4276      1.4219      1.4161      1.4100     1.4038      1.3974      1.3907      1.3838
    53            1.4659      1.4605      1.4549      1.4491      1.4431      1.4369     1.4305      1.4239      1.4170      1.4099
    54            1.4953      1.4897      1.4840      1.4780      1.4718      1.4654     1.4588      1.4520      1.4450      1.4377
    55            1.5264      1.5207      1.5148      1.5087      1.5023      1.4958     1.4890      1.4819      1.4747      1.4672
    56            1.5596      1.5538      1.5477      1.5414      1.5349      1.5281     1.5211      1.5138      1.5063      1.4986
    57            1.5950      1.5890      1.5828      1.5763      1.5695      1.5626     1.5554      1.5479      1.5402      1.5322
    58            1.6329      1.6267      1.6203      1.6136      1.6067      1.5995     1.5920      1.5843      1.5764      1.5681
    59            1.6735      1.6671      1.6605      1.6536      1.6464      1.6390     1.6314      1.6234      1.6152      1.6067
    60            1.7171      1.7105      1.7036      1.6965      1.6892      1.6815     1.6736      1.6654      1.6569      1.6481
    61            1.7639      1.7571      1.7501      1.7427      1.7351      1.7273     1.7191      1.7106      1.7018      1.6927
    62            1.8144      1.8073      1.8001      1.7925      1.7846      1.7765     1.7680      1.7593      1.7502      1.7407
    63            1.8687      1.8614      1.8539      1.8461      1.8379      1.8295     1.8208      1.8117      1.8023      1.7925
    64            1.9271      1.9196      1.9118      1.9037      1.8953      1.8866     1.8775      1.8681      1.8584      1.8482
    65            1.9900      1.9822      1.9741      1.9657      1.9570      1.9480     1.9386      1.9288      1.9187      1.9082
    66            2.0574      2.0493      2.0409      2.0322      2.0232      2.0138     2.0040      1.9939      1.9834      1.9725
    67            2.1294      2.1210      2.1123      2.1033      2.0939      2.0841     2.0740      2.0635      2.0525      2.0412
    68            2.2066      2.1979      2.1888      2.1794      2.1697      2.1595     2.1490      2.1381      2.1267      2.1149
    69            2.2900      2.2809      2.2715      2.2617      2.2516      2.2410     2.2301      2.2187      2.2068      2.1946
    70            2.3806      2.3711      2.3613      2.3511      2.3406      2.3296     2.3181      2.3062      2.2939      2.2811

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             30          31          32          33          34          35          36          37          38          39
    20            1.0321      1.0306      1.0292      1.0278      1.0264      1.0251      1.0238      1.0226      1.0214      1.0203
    21            1.0348      1.0332      1.0317      1.0302      1.0287      1.0273      1.0259      1.0246      1.0233      1.0221
    22            1.0378      1.0361      1.0344      1.0328      1.0312      1.0297      1.0282      1.0267      1.0254      1.0240
    23            1.0410      1.0392      1.0374      1.0356      1.0339      1.0323      1.0307      1.0291      1.0276      1.0262
    24            1.0445      1.0426      1.0406      1.0388      1.0369      1.0351      1.0334      1.0317      1.0301      1.0285
    25            1.0483      1.0462      1.0442      1.0422      1.0402      1.0383      1.0364      1.0346      1.0328      1.0311
    26            1.0525      1.0502      1.0480      1.0459      1.0438      1.0417      1.0397      1.0377      1.0358      1.0340
    27            1.0570      1.0546      1.0522      1.0499      1.0476      1.0454      1.0433      1.0411      1.0391      1.0371
    28            1.0619      1.0593      1.0568      1.0543      1.0519      1.0495      1.0472      1.0449      1.0427      1.0405
    29            1.0671      1.0644      1.0617      1.0591      1.0565      1.0539      1.0514      1.0490      1.0466      1.0443
    30            1.0728      1.0700      1.0671      1.0643      1.0615      1.0588      1.0561      1.0534      1.0509      1.0484
    31            1.0790      1.0759      1.0729      1.0699      1.0669      1.0640      1.0611      1.0583      1.0556      1.0528
    32            1.0856      1.0824      1.0792      1.0760      1.0728      1.0697      1.0667      1.0636      1.0607      1.0578
    33            1.0927      1.0893      1.0860      1.0826      1.0792      1.0759      1.0726      1.0694      1.0662      1.0631
    34            1.1004      1.0969      1.0933      1.0897      1.0862      1.0826      1.0791      1.0757      1.0723      1.0689
    35            1.1087      1.1049      1.1012      1.0974      1.0936      1.0899      1.0862      1.0825      1.0789      1.0753
    36            1.1176      1.1136      1.1097      1.1057      1.1017      1.0978      1.0938      1.0899      1.0860      1.0822
    37            1.1271      1.1230      1.1188      1.1146      1.1104      1.1063      1.1021      1.0979      1.0938      1.0897
    38            1.1374      1.1330      1.1287      1.1243      1.1199      1.1154      1.1110      1.1066      1.1023      1.0979
    39            1.1484      1.1438      1.1392      1.1346      1.1300      1.1253      1.1207      1.1160      1.1114      1.1068
    40            1.1601      1.1554      1.1506      1.1458      1.1409      1.1360      1.1311      1.1262      1.1213      1.1164
    41            1.1728      1.1678      1.1628      1.1578      1.1527      1.1475      1.1424      1.1372      1.1320      1.1268
    42            1.1863      1.1811      1.1759      1.1707      1.1653      1.1599      1.1545      1.1490      1.1436      1.1381
    43            1.2007      1.1953      1.1899      1.1844      1.1788      1.1732      1.1675      1.1618      1.1560      1.1502
    44            1.2160      1.2105      1.2048      1.1991      1.1933      1.1874      1.1814      1.1754      1.1693      1.1632
    45            1.2323      1.2265      1.2207      1.2147      1.2086      1.2025      1.1962      1.1899      1.1836      1.1772
    46            1.2496      1.2436      1.2375      1.2313      1.2250      1.2186      1.2121      1.2054      1.1988      1.1920
    47            1.2678      1.2617      1.2554      1.2489      1.2424      1.2357      1.2289      1.2220      1.2150      1.2079
    48            1.2872      1.2808      1.2743      1.2676      1.2608      1.2538      1.2467      1.2395      1.2322      1.2248
    49            1.3077      1.3011      1.2944      1.2874      1.2803      1.2731      1.2657      1.2582      1.2506      1.2428
    50            1.3294      1.3226      1.3156      1.3084      1.3011      1.2936      1.2859      1.2781      1.2701      1.2620
    51            1.3524      1.3454      1.3381      1.3307      1.3231      1.3153      1.3073      1.2992      1.2909      1.2824
    52            1.3768      1.3695      1.3620      1.3543      1.3465      1.3384      1.3301      1.3216      1.3130      1.3042
    53            1.4027      1.3951      1.3874      1.3795      1.3713      1.3629      1.3543      1.3455      1.3365      1.3274
    54            1.4301      1.4224      1.4144      1.4062      1.3977      1.3890      1.3801      1.3710      1.3617      1.3521
    55            1.4594      1.4514      1.4431      1.4346      1.4259      1.4169      1.4077      1.3982      1.3885      1.3785
    56            1.4906      1.4823      1.4738      1.4650      1.4560      1.4466      1.4371      1.4272      1.4172      1.4068
    57            1.5239      1.5154      1.5066      1.4975      1.4881      1.4785      1.4685      1.4583      1.4479      1.4371
    58            1.5596      1.5508      1.5417      1.5323      1.5226      1.5126      1.5023      1.4917      1.4808      1.4697
    59            1.5979      1.5887      1.5793      1.5696      1.5596      1.5492      1.5385      1.5276      1.5163      1.5047
    60            1.6390      1.6296      1.6198      1.6098      1.5994      1.5886      1.5776      1.5662      1.5544      1.5424
    61            1.6833      1.6735      1.6634      1.6530      1.6422      1.6311      1.6196      1.6078      1.5956      1.5830
    62            1.7310      1.7209      1.7104      1.6996      1.6884      1.6769      1.6650      1.6527      1.6400      1.6270
    63            1.7824      1.7719      1.7611      1.7499      1.7383      1.7263      1.7139      1.7011      1.6879      1.6743
    64            1.8378      1.8269      1.8156      1.8040      1.7919      1.7795      1.7666      1.7533      1.7396      1.7255
    65            1.8973      1.8860      1.8743      1.8622      1.8497      1.8368      1.8234      1.8095      1.7952      1.7805
    66            1.9612      1.9495      1.9373      1.9247      1.9117      1.8982      1.8843      1.8699      1.8550      1.8396
    67            2.0295      2.0173      2.0046      1.9915      1.9780      1.9640      1.9494      1.9344      1.9189      1.9029
    68            2.1027      2.0900      2.0768      2.0632      2.0491      2.0345      2.0193      2.0037      1.9875      1.9708
    69            2.1818      2.1686      2.1549      2.1407      2.1260      2.1107      2.0949      2.0786      2.0617      2.0442
    70            2.2678      2.2540      2.2397      2.2249      2.2095      2.1936      2.1771      2.1600      2.1423      2.1241

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             40          41          42          43          44          45          46         47          48          49
    20            1.0192      1.0182      1.0172      1.0162      1.0153      1.0144      1.0136     1.0128      1.0120      1.0113
    21            1.0209      1.0198      1.0187      1.0176      1.0166      1.0156      1.0147     1.0139      1.0130      1.0122
    22            1.0227      1.0215      1.0203      1.0192      1.0181      1.0170      1.0160     1.0151      1.0141      1.0133
    23            1.0248      1.0234      1.0221      1.0209      1.0197      1.0185      1.0174     1.0164      1.0154      1.0144
    24            1.0270      1.0255      1.0241      1.0228      1.0215      1.0202      1.0190     1.0179      1.0168      1.0157
    25            1.0295      1.0279      1.0263      1.0249      1.0234      1.0221      1.0208     1.0195      1.0183      1.0172
    26            1.0322      1.0304      1.0288      1.0272      1.0256      1.0241      1.0227     1.0213      1.0200      1.0188
    27            1.0351      1.0333      1.0315      1.0297      1.0280      1.0264      1.0248     1.0233      1.0219      1.0206
    28            1.0384      1.0364      1.0344      1.0325      1.0307      1.0289      1.0272     1.0256      1.0240      1.0225
    29            1.0420      1.0398      1.0377      1.0356      1.0336      1.0317      1.0298     1.0280      1.0263      1.0247
    30            1.0459      1.0435      1.0412      1.0390      1.0368      1.0347      1.0327     1.0308      1.0289      1.0271
    31            1.0502      1.0476      1.0451      1.0427      1.0404      1.0381      1.0359     1.0338      1.0318      1.0298
    32            1.0549      1.0521      1.0494      1.0468      1.0443      1.0418      1.0394     1.0371      1.0349      1.0328
    33            1.0600      1.0571      1.0541      1.0513      1.0486      1.0459      1.0433     1.0408      1.0384      1.0361
    34            1.0657      1.0624      1.0593      1.0562      1.0533      1.0504      1.0476     1.0448      1.0422      1.0397
    35            1.0718      1.0683      1.0649      1.0616      1.0584      1.0553      1.0523     1.0493      1.0465      1.0437
    36            1.0785      1.0748      1.0711      1.0676      1.0641      1.0607      1.0574     1.0542      1.0511      1.0481
    37            1.0857      1.0818      1.0779      1.0740      1.0703      1.0666      1.0631     1.0596      1.0563      1.0530
    38            1.0936      1.0894      1.0852      1.0811      1.0771      1.0731      1.0693     1.0655      1.0619      1.0584
    39            1.1022      1.0977      1.0932      1.0888      1.0845      1.0803      1.0761     1.0721      1.0681      1.0643
    40            1.1115      1.1067      1.1019      1.0972      1.0926      1.0880      1.0836     1.0792      1.0750      1.0708
    41            1.1217      1.1165      1.1114      1.1064      1.1014      1.0966      1.0918     1.0871      1.0825      1.0780
    42            1.1326      1.1272      1.1218      1.1164      1.1111      1.1058      1.1007     1.0956      1.0907      1.0858
    43            1.1444      1.1386      1.1329      1.1272      1.1215      1.1159      1.1104     1.1050      1.0996      1.0944
    44            1.1571      1.1510      1.1449      1.1388      1.1328      1.1268      1.1209     1.1151      1.1093      1.1037
    45            1.1707      1.1642      1.1578      1.1513      1.1449      1.1385      1.1322     1.1260      1.1198      1.1138
    46            1.1852      1.1784      1.1716      1.1648      1.1580      1.1512      1.1444     1.1378      1.1312      1.1247
    47            1.2008      1.1936      1.1864      1.1792      1.1719      1.1647      1.1576     1.1505      1.1434      1.1365
    48            1.2173      1.2098      1.2022      1.1946      1.1869      1.1793      1.1717     1.1641      1.1566      1.1492
    49            1.2350      1.2271      1.2191      1.2110      1.2030      1.1949      1.1868     1.1788      1.1708      1.1628
    50            1.2538      1.2455      1.2371      1.2286      1.2201      1.2116      1.2030     1.1945      1.1860      1.1775
    51            1.2739      1.2651      1.2563      1.2474      1.2385      1.2295      1.2204     1.2114      1.2023      1.1933
    52            1.2952      1.2861      1.2769      1.2676      1.2581      1.2486      1.2391     1.2295      1.2199      1.2104
    53            1.3180      1.3085      1.2989      1.2891      1.2792      1.2692      1.2591     1.2490      1.2389      1.2287
    54            1.3424      1.3324      1.3223      1.3121      1.3017      1.2912      1.2806     1.2699      1.2592      1.2485
    55            1.3684      1.3580      1.3475      1.3368      1.3259      1.3148      1.3037     1.2925      1.2811      1.2698
    56            1.3963      1.3855      1.3744      1.3632      1.3518      1.3403      1.3285     1.3167      1.3048      1.2928
    57            1.4261      1.4149      1.4034      1.3917      1.3797      1.3676      1.3553     1.3429      1.3303      1.3176
    58            1.4582      1.4465      1.4345      1.4223      1.4098      1.3971      1.3842     1.3711      1.3579      1.3445
    59            1.4928      1.4805      1.4680      1.4553      1.4422      1.4289      1.4154     1.4017      1.3878      1.3737
    60            1.5300      1.5173      1.5042      1.4909      1.4773      1.4634      1.4492     1.4348      1.4202      1.4053
    61            1.5701      1.5569      1.5433      1.5294      1.5151      1.5006      1.4857     1.4706      1.4553      1.4397
    62            1.6135      1.5997      1.5855      1.5710      1.5561      1.5409      1.5254     1.5095      1.4934      1.4770
    63            1.6604      1.6460      1.6312      1.6160      1.6004      1.5845      1.5682     1.5516      1.5347      1.5174
    64            1.7109      1.6959      1.6804      1.6646      1.6483      1.6317      1.6146     1.5972      1.5794      1.5613
    65            1.7653      1.7496      1.7335      1.7170      1.7000      1.6825      1.6647     1.6464      1.6277      1.6087
    66            1.8238      1.8074      1.7906      1.7733      1.7555      1.7373      1.7185     1.6994      1.6798      1.6598
    67            1.8863      1.8693      1.8517      1.8336      1.8150      1.7959      1.7763     1.7562      1.7356      1.7146
    68            1.9535      1.9357      1.9173      1.8984      1.8790      1.8589      1.8384     1.8173      1.7957      1.7736
    69            2.0262      2.0076      1.9883      1.9685      1.9482      1.9272      1.9057     1.8836      1.8609      1.8377
    70            2.1052      2.0857      2.0656      2.0449      2.0235      2.0015      1.9789     1.9557      1.9319      1.9074

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             50          51          52          53          54          55          56         57          58          59
    20            1.0106      1.0099      1.0093      1.0087      1.0081      1.0076      1.0071     1.0066      1.0062      1.0057
    21            1.0115      1.0107      1.0100      1.0094      1.0088      1.0082      1.0076     1.0071      1.0066      1.0061
    22            1.0124      1.0116      1.0109      1.0102      1.0095      1.0089      1.0083     1.0077      1.0071      1.0066
    23            1.0135      1.0127      1.0118      1.0111      1.0103      1.0096      1.0089     1.0083      1.0077      1.0072
    24            1.0147      1.0138      1.0129      1.0120      1.0112      1.0104      1.0097     1.0090      1.0084      1.0078
    25            1.0161      1.0150      1.0141      1.0131      1.0122      1.0114      1.0106     1.0098      1.0091      1.0084
    26            1.0176      1.0164      1.0154      1.0143      1.0133      1.0124      1.0115     1.0107      1.0099      1.0092
    27            1.0192      1.0180      1.0168      1.0157      1.0146      1.0136      1.0126     1.0117      1.0108      1.0100
    28            1.0211      1.0197      1.0184      1.0172      1.0160      1.0149      1.0138     1.0128      1.0119      1.0110
    29            1.0231      1.0217      1.0202      1.0189      1.0176      1.0163      1.0152     1.0141      1.0130      1.0120
    30            1.0254      1.0238      1.0222      1.0207      1.0193      1.0180      1.0167     1.0155      1.0143      1.0132
    31            1.0279      1.0262      1.0244      1.0228      1.0213      1.0198      1.0184     1.0170      1.0158      1.0146
    32            1.0307      1.0288      1.0269      1.0251      1.0234      1.0218      1.0202     1.0188      1.0174      1.0160
    33            1.0338      1.0317      1.0296      1.0277      1.0258      1.0240      1.0223     1.0207      1.0192      1.0177
    34            1.0373      1.0349      1.0327      1.0305      1.0285      1.0265      1.0247     1.0229      1.0212      1.0196
    35            1.0411      1.0385      1.0361      1.0337      1.0315      1.0293      1.0273     1.0253      1.0234      1.0217
    36            1.0452      1.0425      1.0398      1.0372      1.0347      1.0324      1.0301     1.0280      1.0260      1.0240
    37            1.0499      1.0468      1.0439      1.0411      1.0384      1.0358      1.0334     1.0310      1.0288      1.0266
    38            1.0550      1.0517      1.0485      1.0454      1.0425      1.0396      1.0369     1.0344      1.0319      1.0295
    39            1.0606      1.0570      1.0535      1.0502      1.0470      1.0439      1.0409     1.0381      1.0354      1.0328
    40            1.0668      1.0629      1.0591      1.0555      1.0520      1.0486      1.0453     1.0422      1.0393      1.0364
    41            1.0736      1.0694      1.0653      1.0613      1.0575      1.0538      1.0502     1.0468      1.0436      1.0405
    42            1.0811      1.0765      1.0721      1.0677      1.0636      1.0595      1.0557     1.0519      1.0484      1.0450
    43            1.0893      1.0843      1.0795      1.0748      1.0703      1.0659      1.0616     1.0576      1.0536      1.0499
    44            1.0982      1.0928      1.0876      1.0825      1.0776      1.0728      1.0682     1.0637      1.0594      1.0553
    45            1.1079      1.1021      1.0964      1.0909      1.0855      1.0803      1.0753     1.0704      1.0658      1.0613
    46            1.1183      1.1121      1.1060      1.1000      1.0942      1.0885      1.0831     1.0778      1.0727      1.0678
    47            1.1296      1.1229      1.1163      1.1099      1.1036      1.0975      1.0915     1.0858      1.0802      1.0749
    48            1.1418      1.1346      1.1275      1.1206      1.1138      1.1071      1.1007     1.0944      1.0884      1.0826
    49            1.1550      1.1472      1.1396      1.1321      1.1248      1.1176      1.1107     1.1039      1.0973      1.0910
    50            1.1691      1.1609      1.1527      1.1446      1.1367      1.1290      1.1215     1.1141      1.1070      1.1001
    51            1.1844      1.1756      1.1668      1.1582      1.1497      1.1413      1.1332     1.1252      1.1175      1.1100
    52            1.2009      1.1914      1.1821      1.1728      1.1637      1.1547      1.1459     1.1374      1.1290      1.1209
    53            1.2186      1.2085      1.1985      1.1886      1.1789      1.1692      1.1598     1.1505      1.1415      1.1327
    54            1.2377      1.2270      1.2164      1.2058      1.1953      1.1850      1.1748     1.1649      1.1551      1.1456
    55            1.2584      1.2470      1.2357      1.2244      1.2132      1.2021      1.1912     1.1805      1.1700      1.1597
    56            1.2807      1.2687      1.2566      1.2446      1.2326      1.2208      1.2091     1.1976      1.1862      1.1751
    57            1.3049      1.2921      1.2793      1.2665      1.2538      1.2411      1.2286     1.2162      1.2040      1.1921
    58            1.3311      1.3175      1.3040      1.2904      1.2768      1.2633      1.2499     1.2366      1.2235      1.2107
    59            1.3595      1.3452      1.3308      1.3164      1.3019      1.2875      1.2732     1.2590      1.2449      1.2311
    60            1.3903      1.3752      1.3600      1.3447      1.3294      1.3140      1.2987     1.2835      1.2684      1.2536
    61            1.4239      1.4079      1.3918      1.3756      1.3593      1.3430      1.3267     1.3104      1.2943      1.2783
    62            1.4603      1.4435      1.4264      1.4093      1.3920      1.3746      1.3572     1.3399      1.3226      1.3055
    63            1.4999      1.4821      1.4641      1.4460      1.4276      1.4092      1.3907     1.3722      1.3537      1.3354
    64            1.5428      1.5241      1.5051      1.4859      1.4664      1.4468      1.4272     1.4074      1.3877      1.3681
    65            1.5892      1.5695      1.5495      1.5291      1.5086      1.4878      1.4669     1.4459      1.4249      1.4039
    66            1.6393      1.6185      1.5974      1.5759      1.5541      1.5321      1.5099     1.4876      1.4652      1.4428
    67            1.6931      1.6712      1.6489      1.6262      1.6032      1.5799      1.5564     1.5326      1.5088      1.4849
    68            1.7510      1.7280      1.7045      1.6806      1.6562      1.6316      1.6066     1.5814      1.5560      1.5305
    69            1.8139      1.7896      1.7649      1.7396      1.7139      1.6878      1.6613     1.6345      1.6075      1.5804
    70            1.8824      1.8569      1.8307      1.8041      1.7769      1.7493      1.7212     1.6928      1.6641      1.6352

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             60          61          62          63          64          65          66         67          68          69
    20            1.0053      1.0049      1.0046      1.0042      1.0039      1.0036      1.0033     1.0031      1.0028      1.0026
    21            1.0057      1.0053      1.0049      1.0045      1.0042      1.0039      1.0036     1.0033      1.0030      1.0027
    22            1.0061      1.0057      1.0053      1.0049      1.0045      1.0041      1.0038     1.0035      1.0032      1.0029
    23            1.0066      1.0061      1.0057      1.0052      1.0048      1.0044      1.0041     1.0037      1.0034      1.0031
    24            1.0072      1.0066      1.0061      1.0056      1.0052      1.0048      1.0044     1.0040      1.0037      1.0033
    25            1.0078      1.0072      1.0066      1.0061      1.0056      1.0052      1.0047     1.0043      1.0040      1.0036
    26            1.0085      1.0078      1.0072      1.0066      1.0061      1.0056      1.0051     1.0047      1.0043      1.0039
    27            1.0093      1.0085      1.0079      1.0072      1.0066      1.0061      1.0056     1.0051      1.0046      1.0042
    28            1.0101      1.0093      1.0086      1.0079      1.0072      1.0066      1.0061     1.0055      1.0050      1.0046
    29            1.0111      1.0102      1.0094      1.0086      1.0079      1.0072      1.0066     1.0060      1.0055      1.0050
    30            1.0122      1.0112      1.0103      1.0095      1.0087      1.0079      1.0072     1.0066      1.0060      1.0054
    31            1.0134      1.0124      1.0114      1.0104      1.0095      1.0087      1.0080     1.0073      1.0066      1.0060
    32            1.0148      1.0136      1.0125      1.0115      1.0105      1.0096      1.0088     1.0080      1.0073      1.0066
    33            1.0163      1.0151      1.0138      1.0127      1.0116      1.0106      1.0097     1.0088      1.0080      1.0072
    34            1.0181      1.0166      1.0153      1.0140      1.0129      1.0118      1.0107     1.0097      1.0088      1.0080
    35            1.0200      1.0184      1.0170      1.0156      1.0143      1.0130      1.0119     1.0108      1.0098      1.0089
    36            1.0222      1.0204      1.0188      1.0173      1.0158      1.0145      1.0132     1.0120      1.0109      1.0099
    37            1.0246      1.0227      1.0209      1.0192      1.0176      1.0161      1.0147     1.0134      1.0121      1.0110
    38            1.0273      1.0252      1.0232      1.0213      1.0196      1.0179      1.0164     1.0149      1.0135      1.0123
    39            1.0303      1.0280      1.0258      1.0238      1.0218      1.0200      1.0182     1.0166      1.0151      1.0137
    40            1.0337      1.0312      1.0288      1.0265      1.0243      1.0223      1.0204     1.0186      1.0169      1.0153
    41            1.0375      1.0347      1.0320      1.0295      1.0271      1.0249      1.0228     1.0208      1.0189      1.0172
    42            1.0417      1.0386      1.0357      1.0329      1.0303      1.0278      1.0254     1.0232      1.0212      1.0193
    43            1.0463      1.0429      1.0397      1.0366      1.0337      1.0310      1.0284     1.0260      1.0237      1.0216
    44            1.0514      1.0477      1.0441      1.0408      1.0376      1.0346      1.0317     1.0290      1.0265      1.0241
    45            1.0570      1.0529      1.0490      1.0453      1.0418      1.0385      1.0353     1.0324      1.0296      1.0269
    46            1.0631      1.0586      1.0543      1.0503      1.0464      1.0427      1.0393     1.0360      1.0329      1.0300
    47            1.0697      1.0648      1.0602      1.0557      1.0514      1.0474      1.0436     1.0400      1.0366      1.0334
    48            1.0770      1.0716      1.0665      1.0616      1.0569      1.0525      1.0483     1.0444      1.0406      1.0371
    49            1.0849      1.0790      1.0734      1.0680      1.0629      1.0581      1.0535     1.0491      1.0450      1.0411
    50            1.0935      1.0871      1.0809      1.0751      1.0695      1.0642      1.0591     1.0543      1.0498      1.0455
    51            1.1028      1.0959      1.0892      1.0828      1.0766      1.0708      1.0653     1.0600      1.0550      1.0503
    52            1.1130      1.1054      1.0982      1.0912      1.0845      1.0781      1.0720     1.0663      1.0608      1.0556
    53            1.1242      1.1159      1.1080      1.1004      1.0931      1.0861      1.0794     1.0731      1.0671      1.0614
    54            1.1364      1.1274      1.1188      1.1105      1.1025      1.0949      1.0876     1.0807      1.0741      1.0678
    55            1.1497      1.1400      1.1306      1.1216      1.1129      1.1046      1.0966     1.0890      1.0818      1.0749
    56            1.1643      1.1538      1.1436      1.1338      1.1243      1.1152      1.1065     1.0982      1.0903      1.0828
    57            1.1804      1.1690      1.1580      1.1473      1.1370      1.1271      1.1175     1.1084      1.0997      1.0915
    58            1.1981      1.1858      1.1738      1.1622      1.1510      1.1402      1.1298     1.1198      1.1103      1.1012
    59            1.2175      1.2042      1.1913      1.1787      1.1665      1.1547      1.1434     1.1325      1.1221      1.1121
    60            1.2390      1.2246      1.2106      1.1970      1.1837      1.1709      1.1585     1.1466      1.1352      1.1243
    61            1.2626      1.2471      1.2320      1.2172      1.2028      1.1889      1.1754     1.1624      1.1499      1.1380
    62            1.2886      1.2720      1.2556      1.2396      1.2241      1.2089      1.1942     1.1800      1.1664      1.1533
    63            1.3172      1.2993      1.2817      1.2644      1.2475      1.2311      1.2151     1.1997      1.1847      1.1704
    64            1.3487      1.3294      1.3104      1.2918      1.2735      1.2557      1.2383     1.2215      1.2051      1.1894
    65            1.3830      1.3623      1.3419      1.3218      1.3021      1.2827      1.2639     1.2456      1.2278      1.2106
    66            1.4204      1.3983      1.3763      1.3547      1.3334      1.3125      1.2920     1.2721      1.2527      1.2340
    67            1.4610      1.4373      1.4137      1.3904      1.3674      1.3449      1.3227     1.3011      1.2801      1.2596
    68            1.5050      1.4796      1.4544      1.4294      1.4046      1.3803      1.3564     1.3329      1.3101      1.2878
    69            1.5532      1.5261      1.4990      1.4722      1.4456      1.4193      1.3935     1.3681      1.3433      1.3191
    70            1.6062      1.5772      1.5482      1.5194      1.4908      1.4625      1.4346     1.4072      1.3803      1.3540

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             70          71          72          73          74          75          76         77          78          79
    20            1.0024      1.0022      1.0020      1.0018      1.0016      1.0015      1.0013     1.0012      1.0011      1.0010
    21            1.0025      1.0023      1.0021      1.0019      1.0017      1.0016      1.0014     1.0013      1.0012      1.0011
    22            1.0027      1.0024      1.0022      1.0020      1.0018      1.0017      1.0015     1.0014      1.0012      1.0011
    23            1.0028      1.0026      1.0024      1.0021      1.0019      1.0018      1.0016     1.0014      1.0013      1.0012
    24            1.0030      1.0028      1.0025      1.0023      1.0021      1.0019      1.0017     1.0015      1.0014      1.0013
    25            1.0033      1.0030      1.0027      1.0024      1.0022      1.0020      1.0018     1.0016      1.0015      1.0013
    26            1.0035      1.0032      1.0029      1.0026      1.0024      1.0022      1.0019     1.0018      1.0016      1.0014
    27            1.0038      1.0035      1.0031      1.0028      1.0026      1.0023      1.0021     1.0019      1.0017      1.0015
    28            1.0041      1.0038      1.0034      1.0031      1.0028      1.0025      1.0023     1.0020      1.0018      1.0016
    29            1.0045      1.0041      1.0037      1.0033      1.0030      1.0027      1.0024     1.0022      1.0020      1.0018
    30            1.0049      1.0045      1.0040      1.0036      1.0033      1.0029      1.0027     1.0024      1.0021      1.0019
    31            1.0054      1.0049      1.0044      1.0040      1.0036      1.0032      1.0029     1.0026      1.0023      1.0021
    32            1.0059      1.0054      1.0048      1.0044      1.0039      1.0035      1.0032     1.0028      1.0025      1.0023
    33            1.0065      1.0059      1.0053      1.0048      1.0043      1.0039      1.0035     1.0031      1.0028      1.0025
    34            1.0072      1.0065      1.0059      1.0053      1.0047      1.0043      1.0038     1.0034      1.0031      1.0027
    35            1.0080      1.0072      1.0065      1.0059      1.0053      1.0047      1.0042     1.0038      1.0034      1.0030
    36            1.0089      1.0080      1.0072      1.0065      1.0058      1.0052      1.0047     1.0042      1.0037      1.0033
    37            1.0099      1.0090      1.0081      1.0072      1.0065      1.0058      1.0052     1.0047      1.0042      1.0037
    38            1.0111      1.0100      1.0090      1.0081      1.0073      1.0065      1.0058     1.0052      1.0047      1.0041
    39            1.0124      1.0112      1.0101      1.0091      1.0081      1.0073      1.0065     1.0058      1.0052      1.0046
    40            1.0139      1.0125      1.0113      1.0102      1.0091      1.0082      1.0073     1.0066      1.0059      1.0052
    41            1.0156      1.0141      1.0127      1.0114      1.0103      1.0092      1.0083     1.0074      1.0066      1.0059
    42            1.0175      1.0158      1.0143      1.0128      1.0116      1.0104      1.0093     1.0084      1.0075      1.0067
    43            1.0196      1.0177      1.0160      1.0144      1.0130      1.0117      1.0105     1.0094      1.0085      1.0076
    44            1.0219      1.0199      1.0180      1.0162      1.0146      1.0132      1.0118     1.0106      1.0095      1.0085
    45            1.0245      1.0222      1.0201      1.0182      1.0164      1.0148      1.0133     1.0120      1.0107      1.0096
    46            1.0273      1.0248      1.0225      1.0203      1.0184      1.0166      1.0149     1.0134      1.0121      1.0108
    47            1.0304      1.0276      1.0250      1.0227      1.0205      1.0185      1.0167     1.0150      1.0135      1.0121
    48            1.0338      1.0307      1.0279      1.0252      1.0228      1.0206      1.0186     1.0168      1.0151      1.0136
    49            1.0375      1.0341      1.0309      1.0280      1.0254      1.0229      1.0207     1.0187      1.0168      1.0151
    50            1.0415      1.0378      1.0343      1.0311      1.0282      1.0255      1.0230     1.0207      1.0187      1.0168
    51            1.0459      1.0418      1.0380      1.0345      1.0312      1.0282      1.0255     1.0230      1.0207      1.0187
    52            1.0508      1.0462      1.0420      1.0381      1.0346      1.0313      1.0283     1.0255      1.0230      1.0207
    53            1.0561      1.0511      1.0465      1.0422      1.0382      1.0346      1.0313     1.0282      1.0254      1.0229
    54            1.0620      1.0565      1.0514      1.0466      1.0423      1.0383      1.0346     1.0312      1.0282      1.0254
    55            1.0685      1.0624      1.0568      1.0516      1.0468      1.0424      1.0383     1.0346      1.0312      1.0281
    56            1.0757      1.0690      1.0628      1.0571      1.0518      1.0469      1.0424     1.0383      1.0345      1.0311
    57            1.0837      1.0763      1.0695      1.0632      1.0574      1.0520      1.0470     1.0425      1.0383      1.0345
    58            1.0926      1.0846      1.0771      1.0701      1.0636      1.0577      1.0522     1.0471      1.0425      1.0383
    59            1.1027      1.0938      1.0855      1.0778      1.0707      1.0641      1.0580     1.0524      1.0473      1.0426
    60            1.1139      1.1042      1.0950      1.0865      1.0786      1.0714      1.0646     1.0584      1.0528      1.0476
    61            1.1266      1.1158      1.1058      1.0964      1.0877      1.0796      1.0721     1.0653      1.0589      1.0532
    62            1.1408      1.1289      1.1178      1.1075      1.0978      1.0889      1.0806     1.0730      1.0660      1.0596
    63            1.1567      1.1436      1.1314      1.1200      1.1093      1.0994      1.0903     1.0818      1.0740      1.0668
    64            1.1744      1.1601      1.1466      1.1340      1.1223      1.1113      1.1011     1.0917      1.0831      1.0751
    65            1.1941      1.1784      1.1636      1.1497      1.1367      1.1246      1.1134     1.1029      1.0933      1.0844
    66            1.2160      1.1987      1.1825      1.1672      1.1529      1.1395      1.1270     1.1154      1.1047      1.0949
    67            1.2399      1.2211      1.2032      1.1864      1.1707      1.1559      1.1421     1.1293      1.1174      1.1065
    68            1.2663      1.2457      1.2262      1.2077      1.1904      1.1741      1.1589     1.1448      1.1316      1.1194
    69            1.2957      1.2732      1.2518      1.2316      1.2125      1.1946      1.1778     1.1621      1.1476      1.1341
    70            1.3285      1.3039      1.2805      1.2583      1.2374      1.2177      1.1992     1.1819      1.1657      1.1507

        SPX Corporation Supplemental Retirement Plan for Top Management

           Equivalent Benefit Payabe Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE'S                                                        BENEFICIARY'S AGE
    AGE             80          81          82          83          84          85          86         87          88          89
    20            1.0009      1.0008      1.0007      1.0007      1.0006      1.0005      1.0005     1.0004      1.0004      1.0003
    21            1.0009      1.0009      1.0008      1.0007      1.0006      1.0006      1.0005     1.0004      1.0004      1.0004
    22            1.0010      1.0009      1.0008      1.0007      1.0007      1.0006      1.0005     1.0005      1.0004      1.0004
    23            1.0011      1.0010      1.0009      1.0008      1.0007      1.0006      1.0006     1.0005      1.0004      1.0004
    24            1.0011      1.0010      1.0009      1.0008      1.0007      1.0007      1.0006     1.0005      1.0005      1.0004
    25            1.0012      1.0011      1.0010      1.0009      1.0008      1.0007      1.0006     1.0006      1.0005      1.0004
    26            1.0013      1.0012      1.0010      1.0009      1.0008      1.0007      1.0007     1.0006      1.0005      1.0005
    27            1.0014      1.0012      1.0011      1.0010      1.0009      1.0008      1.0007     1.0006      1.0006      1.0005
    28            1.0015      1.0013      1.0012      1.0011      1.0010      1.0009      1.0008     1.0007      1.0006      1.0005
    29            1.0016      1.0014      1.0013      1.0011      1.0010      1.0009      1.0008     1.0007      1.0006      1.0006
    30            1.0017      1.0015      1.0014      1.0012      1.0011      1.0010      1.0009     1.0008      1.0007      1.0006
    31            1.0019      1.0017      1.0015      1.0013      1.0012      1.0011      1.0009     1.0008      1.0007      1.0007
    32            1.0020      1.0018      1.0016      1.0015      1.0013      1.0012      1.0010     1.0009      1.0008      1.0007
    33            1.0022      1.0020      1.0018      1.0016      1.0014      1.0013      1.0011     1.0010      1.0009      1.0008
    34            1.0024      1.0022      1.0019      1.0017      1.0015      1.0014      1.0012     1.0011      1.0010      1.0008
    35            1.0027      1.0024      1.0021      1.0019      1.0017      1.0015      1.0013     1.0012      1.0010      1.0009
    36            1.0030      1.0027      1.0024      1.0021      1.0019      1.0017      1.0015     1.0013      1.0011      1.0010
    37            1.0033      1.0029      1.0026      1.0023      1.0021      1.0018      1.0016     1.0014      1.0013      1.0011
    38            1.0037      1.0033      1.0029      1.0026      1.0023      1.0020      1.0018     1.0016      1.0014      1.0012
    39            1.0041      1.0037      1.0033      1.0029      1.0026      1.0023      1.0020     1.0018      1.0016      1.0014
    40            1.0047      1.0041      1.0037      1.0033      1.0029      1.0026      1.0023     1.0020      1.0018      1.0015
    41            1.0053      1.0047      1.0042      1.0037      1.0033      1.0029      1.0026     1.0023      1.0020      1.0017
    42            1.0060      1.0053      1.0047      1.0042      1.0037      1.0033      1.0029     1.0026      1.0023      1.0020
    43            1.0068      1.0060      1.0054      1.0048      1.0042      1.0038      1.0033     1.0029      1.0026      1.0023
    44            1.0076      1.0068      1.0061      1.0054      1.0048      1.0043      1.0038     1.0033      1.0029      1.0026
    45            1.0086      1.0077      1.0069      1.0061      1.0054      1.0048      1.0043     1.0038      1.0033      1.0029
    46            1.0097      1.0087      1.0077      1.0069      1.0062      1.0055      1.0049     1.0043      1.0038      1.0033
    47            1.0109      1.0097      1.0087      1.0078      1.0069      1.0062      1.0055     1.0048      1.0043      1.0038
    48            1.0122      1.0109      1.0098      1.0087      1.0078      1.0069      1.0061     1.0054      1.0048      1.0043
    49            1.0136      1.0122      1.0109      1.0097      1.0087      1.0077      1.0069     1.0061      1.0054      1.0048
    50            1.0151      1.0135      1.0121      1.0109      1.0097      1.0086      1.0077     1.0068      1.0060      1.0053
    51            1.0168      1.0151      1.0135      1.0121      1.0108      1.0096      1.0086     1.0076      1.0067      1.0060
    52            1.0186      1.0167      1.0150      1.0134      1.0120      1.0107      1.0095     1.0085      1.0075      1.0066
    53            1.0206      1.0185      1.0166      1.0149      1.0133      1.0119      1.0106     1.0094      1.0083      1.0074
    54            1.0228      1.0205      1.0184      1.0165      1.0147      1.0131      1.0117     1.0104      1.0092      1.0082
    55            1.0253      1.0227      1.0204      1.0182      1.0163      1.0146      1.0130     1.0115      1.0102      1.0090
    56            1.0280      1.0251      1.0226      1.0202      1.0181      1.0161      1.0144     1.0128      1.0113      1.0100
    57            1.0310      1.0279      1.0250      1.0224      1.0200      1.0179      1.0159     1.0142      1.0126      1.0111
    58            1.0345      1.0310      1.0278      1.0249      1.0223      1.0199      1.0177     1.0157      1.0139      1.0123
    59            1.0384      1.0345      1.0309      1.0277      1.0248      1.0221      1.0197     1.0175      1.0155      1.0137
    60            1.0428      1.0385      1.0345      1.0310      1.0277      1.0247      1.0220     1.0196      1.0173      1.0153
    61            1.0479      1.0431      1.0387      1.0347      1.0310      1.0277      1.0247     1.0219      1.0194      1.0172
    62            1.0537      1.0483      1.0434      1.0389      1.0348      1.0311      1.0277     1.0246      1.0219      1.0193
    63            1.0603      1.0543      1.0488      1.0438      1.0392      1.0350      1.0312     1.0278      1.0247      1.0218
    64            1.0678      1.0611      1.0549      1.0493      1.0442      1.0395      1.0353     1.0314      1.0279      1.0247
    65            1.0763      1.0688      1.0619      1.0556      1.0499      1.0447      1.0399     1.0355      1.0316      1.0280
    66            1.0858      1.0774      1.0698      1.0628      1.0563      1.0504      1.0451     1.0402      1.0357      1.0317
    67            1.0964      1.0871      1.0785      1.0707      1.0635      1.0569      1.0509     1.0454      1.0404      1.0358
    68            1.1082      1.0978      1.0883      1.0796      1.0715      1.0641      1.0574     1.0512      1.0456      1.0405
    69            1.1216      1.1101      1.0994      1.0897      1.0807      1.0724      1.0648     1.0579      1.0516      1.0458
    70            1.1369      1.1240      1.1122      1.1013      1.0912      1.0819      1.0734     1.0657      1.0585      1.0521